UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   March 25, 2004

SCOPE INDUSTRIES

(Exact name of Registrant as specified in its charter)

California	1-3552	95-1240976

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

233 Wilshire Boulevard, Suite 310, Santa Monica, California		90401-1206

(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (310) 458-1574

(Former name or former address, if changed since last report.)

Item 5. Other Events.
Item 7. Exhibits.
SIGNATURES
EXHIBIT 99.1

FORM 8-K
SCOPE INDUSTRIES
CURRENT REPORT

Item 5. Other Events.

     Scope Industries (the “Company”) is filing this report on Form 8-K to report that the Company has today made filings necessary to delist its common stock from the American Stock Exchange and to deregister its common stock and terminate its reporting obligations under the Securities Exchange Act of 1934. A copy of the Press Release relating to this announcement is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7. Exhibits.

     (99.1) Press release dated March 25, 2004, regarding the Company’s intention to delist from the American Stock Exchange.

FORM 8-K

CURRENT REPORT

SCOPE INDUSTRIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOPE INDUSTRIES
March 25, 2004	By:	/s/ ERIC M. IWAFUCHI
(Date)		Eric M. Iwafuchi, Vice President,
Chief Financial Officer and Secretary

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